UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street, Glen Allen, Virginia 23060

(Address of principal executive offices)

(804) 327-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2008, at the 2008 Annual Meeting of Stockholders of MeadWestvaco Corporation (“Company”), the stockholders approved a proposal to amend the Company’s Certificate of Incorporation to permit the adoption of majority voting in uncontested director elections. In accordance with the proposal, Article VII of the Certificate of Incorporation has been revised to read as follows:

ARTICLE VII

Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors constituting the Whole Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board.

Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

Until the annual meeting of stockholders to be held in 2009, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be and are divided into classes. The directors elected at the annual meeting of stockholders held in 2004 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2007; the directors elected at the annual meeting of stockholders held in 2005 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2008; and the directors elected at the annual meeting of stockholders held in 2006 shall serve for a term ending on the date of the annual meeting of stockholders to be held in 2009. Members of each class shall hold office until their successors shall have been duly elected and qualified. At each annual meeting of the stockholders of the Corporation commencing with the 2007 annual meeting, (1) directors elected to succeed those directors whose terms then expire shall be elected as provided in the By-Laws of the Corporation to hold office for a term expiring at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (2) only if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, any vacancy resulting from death, resignation, retirement, disqualification, removal from office or other cause, and any newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and any director so chosen shall hold office for the remainder of the term that was being served by the director whose absence creates the vacancy, or, in the case of a vacancy created by an increase in the number of directors, a term expiring at the next annual meeting of stockholders, and in each case until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the total number of directors which the Corporation would have if there were no vacancies shall shorten the term of any incumbent director.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, by the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class; provided, however, that, if a director’s term was scheduled at the time of its commencement to extend beyond the next annual meeting of stockholders, such removal may only be for cause and only by the affirmative vote of the holders of at least 75 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.

The amended Certificate of Incorporation reflecting the foregoing is filed as Exhibit 99.1.

Prior to the 2008 Annual Meeting of Stockholders, the Board of Directors of MeadWestvaco Corporation adopted amendments to the Company’s By-Laws to implement the majority vote standard in uncontested director elections, contingent upon the stockholders’ approval of the amendment of the Company’s Certificate of Incorporation to permit the adoption of majority voting in uncontested director elections. Effective April 28, 2008, Article II of the By-Laws, Section 2.3 has been revised to read as follows:

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.3. Election of Directors; Vacancies; New Directorships. Subject to Section 2.1 of this Article, directors shall be elected annually in the manner provided in these Bylaws. At each annual or special meeting of the stockholders for the election of directors, at which a quorum is present, each director shall be elected by the vote of the majority of the votes cast, provided that if as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange

Commission the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2.3, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. The Nominating and Governance Committee has established procedures under which any director who is not elected shall offer to tender his or her resignation to the Chairman of the Board and the Nominating and Governance Committee. Any vacancies on the Board of Directors caused by death, removal, resignation or any other cause and any newly created directorships resulting from any increase in the authorized number of directors, may be filled only by a majority of the directors then in office, even though less than a quorum, at any regular or special meeting of the Board of Directors, and any director so elected shall hold office for the remainder of the term that was being served by the director whose absence creates the vacancy, or, in the case of a vacancy created by an increase in the number of directors, a term expiring at the next annual meeting of stockholders, and in each case until such director’s successor shall have been duly elected and qualified.

The amended By-Laws reflecting the foregoing is filed as Exhibit 99.2.

Item 8.01.	Other Events.

Prior to the 2008 Annual Meeting of Stockholders, the Board of Directors of MeadWestvaco Corporation adopted conforming changes to the Company’s Corporate Governance Policy – Voting for Directors, contingent upon the stockholders’ approval of the amendment of the Company’s Certificate of Incorporation to permit the adoption of majority voting in uncontested director elections. Effective April 28, 2008, the Company’s Corporate Governance Policy – Voting for Directors was amended as disclosed in our proxy statement for the 2008 Annual Meeting of Stockholders. The revised Corporate Governance Policy – Voting for Directors is included on the Company’s website at the following address: http://us.meadwestvaco.com/AboutUs/InvestorRelations/Corporate Governance/index.htm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: May 1, 2008		John J. Carrara
Assistant Secretary

Exhibit Index

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated Certificate of Incorporation of MeadWestvaco Corporation, dated April 28, 2008.

99.2	By-Laws of MeadWestvaco Corporation, dated April 2008.